Exhibit 99.2
W. P. Carey Inc.

Supplemental Information
Third Quarter 2015

W. P. Carey Inc. unaudited supplemental financial and operating information.

Important Disclosures About This Supplemental Package

As used in this supplemental package, the terms “W. P. Carey,” “WPC,” “the Company,” “we,” “us” and “our” include W. P. Carey Inc., its consolidated subsidiaries and its predecessors, unless otherwise indicated. “CPA® REITs” means Corporate Property Associates 16 – Global Incorporated, or CPA®:16 – Global (through the date of the merger with CPA®:16 – Global), Corporate Property Associates 17 – Global Incorporated, or CPA®:17 – Global, and Corporate Property Associates 18 – Global Incorporated, or CPA®:18 – Global. “CWI REITs” means Carey Watermark Investors Incorporated, or CWI, and Carey Watermark Investors 2 Incorporated, or CWI 2. “Managed REITs” means the CPA® REITs and the CWI REITs. “Managed Programs” means the Managed REITs and Carey Credit Income Fund, or CCIF. "U.S." means United States. “AUM” means assets under management.

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including funds from operations, or FFO; adjusted funds from operations, or AFFO; earnings before interest, taxes, depreciation and amortization, or EBITDA; adjusted EBITDA; pro rata cash net operating income, or pro rata cash NOI; and normalized pro rata cash NOI. A description of these non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures, as well as a description of other metrics presented, are provided within the Appendix to this supplemental package. FFO is a non-GAAP measure defined by the National Association of Real Estate Investments Trusts, or NAREIT.

W. P. Carey Inc.
Supplemental Information – Third Quarter 2015

W. P. Carey Inc.
Overview – Third Quarter 2015

Summary Metrics
As of or for the three months ended September 30, 2015.

Financial Results
Real estate revenues, excluding reimbursable tenant costs – consolidated ($'000)				$175,836
Revenues from the Managed Programs, excluding reimbursable costs – consolidated ($'000)				22,335
Net income attributable to W. P. Carey ($'000)				21,745
Net income attributable to W. P. Carey per diluted share				0.20
Normalized pro rata cash NOI ($'000) (a) (b)				168,345
Adjusted EBITDA ($'000) (b) (c)				181,563
AFFO attributable to W. P. Carey ($'000) (b) (d)				126,648
AFFO attributable to W. P. Carey per diluted share (b) (d)				1.19

Distributions declared per share – third quarter				0.955
Distributions declared per share – third quarter annualized				3.82
Dividend yield – annualized, based on quarter end share price of $57.81				6.6%
Dividend payout ratio – third quarter (e)				80.3%

Balance Sheet and Capitalization
Equity market capitalization – based on quarter end share price of $57.81 ($'000)				$6,035,492
Pro rata net debt ($'000) (f)				4,338,343
Enterprise value ($'000)				10,373,835

Total capitalization (g)				10,565,153

Total consolidated debt ($'000)				4,600,108
Gross assets ($'000) (h)				9,240,094
Liquidity ($'000) (i)				1,254,732

Pro rata net debt to enterprise value (b)				41.8%
Pro rata net debt to adjusted EBITDA (annualized) (b) (c)				6.0x
Total consolidated debt to gross assets				49.8%

Weighted-average interest rate (b)				4.1%
Weighted-average debt maturity (years) (b)				5.0

Standard & Poor's Rating Services – issuer rating (September 2014)				BBB (stable)
Moody's Investors Service – corporate rating (August 2014)				Baa2 (stable)

Owned Real Estate Portfolio (Pro Rata)
Number of net-leased properties				854
Number of operating properties				3
Number of tenants – net-leased properties				221

ABR from Investment Grade tenants as a % of total ABR (net-leased properties) (j)				23.5%
ABR from Implied Investment Grade tenants as a % of total ABR (net-leased properties) (k)				8.7%

Net-leased properties – square footage (millions)				89.8

Occupancy – net-leased properties (l)				98.8%
Weighted-average remaining lease term (years)				8.9

Acquisitions – third quarter ($'000)				$97,670
Dispositions – third quarter ($'000)				6,668

Managed Programs	CPA® REITs	CWI REITs	CCIF	Total
AUM ($'000) (m)	$7,527,318	$2,879,197	$74,956	$10,481,471
Acquisitions – third quarter ($'000)	191,218	—	—	191,218
Dispositions – third quarter ($'000)	35,675	—	—	35,675

Investing for the long runTM | 1

W. P. Carey Inc.
Overview – Third Quarter 2015

________

(a)
Normalized pro rata cash NOI is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how normalized pro rata cash NOI is calculated.

(b)	Presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(c)	Adjusted EBITDA is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(d)	AFFO is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(e)	Represents distributions declared per share divided by diluted AFFO per share.

(f)	Represents total pro rata debt outstanding less consolidated cash and cash equivalents. See the Terms and Definitions section in the Appendix for a description of pro rata.

(g)	Represents equity market capitalization plus total pro rata debt outstanding. See the Terms and Definitions section in the Appendix for a description of pro rata.

(h)	Gross assets represent consolidated total assets before accumulated depreciation.

(i)	Represents availability on our Senior Unsecured Credit Facility - Revolver plus cash and cash equivalents.

(j)
Includes tenants or guarantors with a rating of BBB- or higher from Standard & Poor’s Rating Services or Baa3 or higher from Moody’s Investors Services. Percentage of portfolio based on ABR, as of September 30, 2015.

(k)
Includes subsidiaries of non-guarantor parent companies with a rating of BBB- or higher from Standard & Poor’s Rating Services or Baa3 or higher from Moody’s Investors Services. Percentage of portfolio based on ABR, as of September 30, 2015.

(l)	Occupancy for our self-storage property was 89.5% as of September 30, 2015. Occupancy for our two hotels was 84.1% for the three months ended September 30, 2015.

(m)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable.

Investing for the long runTM | 2

W. P. Carey Inc.
Overview – Third Quarter 2015

Components of Net Asset Value
In thousands, except shares, per share amounts and percentages.

Real Estate	Three Months Ended Sep. 30, 2015	Annualized
Owned Real Estate:	A	A x 4
Normalized pro rata cash NOI (a)	$168,345	$673,380

Operating Partnership Interests in Real Estate Cash Flow of Managed REITs: (b)
CPA®:17 – Global (10% of Available Cash)	5,837	23,348
CPA®:18 – Global (10% of Available Cash)	1,705	6,820
CWI (8% of Available Cash)	1,971	7,884
CWI 2 (7.5% of Available Cash)	133	532
	9,646	38,584

Investment Management
Investment Management Revenues
Asset management revenue	13,004	52,016
Structuring revenue	8,207	32,828
	21,211	84,844

Balance Sheet - Selected Information (Consolidated Unless Otherwise Stated)		As of Sep. 30, 2015
Assets
Book value of real estate excluded from NOI (c)		$55,908
Cash and cash equivalents		191,318
Due from affiliates		147,700

Other assets, net:
Restricted cash, including escrow		$83,527
Securities and derivatives		51,987
Accounts receivable		51,367
Deferred charges		48,611
Other intangible assets, net		43,337
Straight-line rent adjustments		37,945
Prepaid expenses		16,847
Note receivable		10,756
Leasehold improvements, furniture and fixtures		8,803
Other		189
Total other assets, net		$353,369

Liabilities
Total pro rata debt outstanding (d)		$4,529,661
Distributions payable		101,645
Deferred income taxes		87,570
Accounts payable, accrued expenses and other liabilities:
Accounts payable and accrued expenses		$131,577
Prepaid and deferred rents		93,544
Tenant security deposits		27,109
Accrued taxes payable		22,376
Straight-line rent adjustments		2,826
Other		21,082
Total accounts payable, accrued expenses and other liabilities		$298,514

Investing for the long runTM | 3

W. P. Carey Inc.
Overview – Third Quarter 2015

Other	Number of Shares Owned	NAV/Offering Price Per Share		Implied Value
	A	B		A x B
Ownership in Managed Programs: (e)
CPA®:17 – Global (3.0% ownership)	10,029,140	$9.72	(f)	$97,483
CPA®:18 – Global (0.6% ownership)	751,111	10.00	(g)	7,511
CWI (1.1% ownership)	1,501,028	10.30	(h)	15,461
CWI 2 (0.6% ownership)	62,641	10.00	(i)	626
CCIF (50.0% ownership) (j)	2,777,778	9.00		25,000
				$146,081
________

(a)
Normalized pro rata cash NOI is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how normalized pro rata cash NOI is calculated.

(b)
We are entitled to receive distributions of our share of earnings up to 10% of the Available Cash of each of the Managed REITs, as defined in their respective operating partnership agreements. However, 20% of the Available Cash from CWI and 25% of the Available Cash from CWI 2 is paid to their respective subadvisors.

(c)	Represents the value of real estate not included in net operating income, such as vacant assets and in-progress build-to-suit properties.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Excludes operating partnership interests.

(f)
The estimated net asset value per share, or NAV, for CPA®:17 – Global was determined as of December 31, 2014. We calculated CPA®:17 – Global’s NAV by relying in part on an estimate of the fair market value of CPA®:17 – Global’s real estate portfolio and debt provided by third parties, adjusted to give effect to the estimated fair value of mortgage loans encumbering its assets (also provided by a third party) as well as other adjustments.

(g)	The offering price shown is the initial offering price for shares of CPA®:18 – Global’s Class A common stock, as WPC owns shares of CPA®:18 – Global’s Class A common stock.

(h)
CWI’s NAV was calculated by WPC, relying in part on appraisals of the fair market value of CWI’s real estate portfolio and mortgage debt provided by third parties. The net amount was then adjusted for estimated disposition costs (including estimates of expenses, commissions and fees payable to WPC) and CWI’s other net assets and liabilities at the same date. CWI’s NAV was based on shares of common stock outstanding at September 30, 2014.

(i)	The offering price shown is the initial offering price for shares of CWI 2’s Class A common stock, as WPC owns shares of CWI 2’s Class A common stock.

(j)
In December 2014, we purchased 2,777,778 shares of CCIF at $9.00 per share for a total purchase price of $25.0 million. We account for our interest in this investment using the equity method of accounting because we share the decision making with the third-party investment partner. As of September 30, 2015, CCIF had not yet admitted any additional shareholders. The $9.00 purchase price does not reflect the NAV at September 30, 2015.

Investing for the long runTM | 4

W. P. Carey Inc.

Financial Results
Third Quarter 2015

Investing for the long runTM | 5

W. P. Carey Inc.
Financial Results – Third Quarter 2015

Consolidated Statements of Income – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sep. 30, 2014
Revenues
Real estate revenues:
Lease revenues	$164,741	$162,574	$160,165	$153,265	$149,243
Operating property revenues (a)	8,107	8,426	7,112	7,339	8,344
Reimbursable tenant costs	5,340	6,130	5,939	6,828	6,271
Lease termination income and other	2,988	3,122	3,209	177	1,415
	181,176	180,252	176,425	167,609	165,273
Revenues from the Managed Programs:
Asset management revenue	13,004	12,073	11,159	10,154	9,088
Reimbursable costs	11,155	7,639	9,607	33,833	14,722
Structuring revenue	8,207	37,808	21,720	30,765	5,487
Dealer manager fees	1,124	307	1,274	6,470	2,436
Incentive revenue	—	—	203	—	—
	33,490	57,827	43,963	81,222	31,733
	214,666	238,079	220,388	248,831	197,006
Operating Expenses
Depreciation and amortization	75,512	65,166	65,400	61,481	59,524
General and administrative	22,842	26,376	29,768	29,523	20,261
Impairment charges	19,438	591	2,683	16,776	4,225
Reimbursable tenant and affiliate costs	16,495	13,769	15,546	40,661	20,993
Property expenses, excluding reimbursable tenant costs	11,120	11,020	9,364	7,749	10,346
Acquisition and strategic initiative expenses	4,760	1,897	5,676	3,096	618
Stock-based compensation expense	3,966	5,089	7,009	8,096	7,979
Dealer manager fees and expenses	3,185	2,327	2,372	6,203	3,847
Subadvisor fees (b)	1,748	4,147	2,661	2,651	381
	159,066	130,382	140,479	176,236	128,174
Other Income and Expenses
Interest expense	(49,683)	(47,693)	(47,949)	(44,780)	(46,534)
Equity in earnings of equity method investments in the Managed Programs and real estate	12,635	14,272	11,723	8,792	11,610
Other income and (expenses)	6,608	7,641	(4,306)	(2,073)	(5,141)
	(30,440)	(25,780)	(40,532)	(38,061)	(40,065)
Income from continuing operations before income taxes and gain on sale of real estate	25,160	81,917	39,377	34,534	28,767
Provision for income taxes	(3,361)	(15,010)	(1,980)	(6,434)	(901)
Income from continuing operations before gain on sale of real estate	21,799	66,907	37,397	28,100	27,866
Income from discontinued operations, net of tax	—	—	—	300	190
Gain on sale of real estate, net of tax	1,779	16	1,185	5,063	260
Net Income	23,578	66,923	38,582	33,463	28,316
Net income attributable to noncontrolling interests	(1,833)	(3,575)	(2,466)	(1,470)	(993)
Net loss attributable to redeemable noncontrolling interest	—	—	—	279	14
Net Income Attributable to W. P. Carey	$21,745	$63,348	$36,116	$32,272	$27,337
Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey	$0.20	$0.60	$0.34	$0.31	$0.27
Income from discontinued operations attributable to W. P. Carey	—	—	—	—	—
Net Income Attributable to W. P. Carey	$0.20	$0.60	$0.34	$0.31	$0.27
Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey	$0.20	$0.59	$0.34	$0.30	$0.27
Income from discontinued operations attributable to W. P. Carey	—	—	—	—	—
Net Income Attributable to W. P. Carey	$0.20	$0.59	$0.34	$0.30	$0.27
Weighted-Average Shares Outstanding
Basic	105,813,237	105,764,032	105,303,679	104,894,480	100,282,082
Diluted	106,337,040	106,281,983	106,109,877	105,794,118	101,130,448
Amounts Attributable to W. P. Carey
Income from continuing operations, net of tax	$21,745	$63,348	$36,116	$31,967	$27,151
Income from discontinued operations, net of tax	—	—	—	305	186
Net Income	$21,745	$63,348	$36,116	$32,272	$27,337
Distributions Declared Per Share	$0.9550	$0.9540	$0.9525	$0.9500	$0.9400

Investing for the long runTM | 6

W. P. Carey Inc.
Financial Results – Third Quarter 2015

________

(a)
Comprised of revenues of $7.9 million from two hotels and revenues of $0.2 million from two self-storage facilities for the three months ended September 30, 2015. During the three months ended September 30, 2015, we sold one self-storage facility.

(b)
We earn investment management revenue from CWI and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. We also pay the subadvisors 20% and 25% of the net proceeds from any sale, financing or recapitalization of CWI and CWI 2 securities, respectively.

Investing for the long runTM | 7

W. P. Carey Inc.
Financial Results – Third Quarter 2015

Reconciliation of Net Income to AFFO – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sep. 30, 2014
Net income attributable to W. P. Carey	$21,745	$63,348	$36,116	$32,272	$27,337
Adjustments:
Depreciation and amortization of real property	74,050	63,688	63,891	60,363	58,355
Impairment charges	19,438	591	2,683	16,776	4,225
Gain on sale of real estate, net	(1,779)	(16)	(1,185)	(5,062)	(259)
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(2,632)	(2,640)	(2,653)	(2,806)	(2,924)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at FFO	1,293	1,296	1,278	3,126	457
Total adjustments	90,370	62,919	64,014	72,397	59,854
FFO Attributable to W. P. Carey (as defined by NAREIT) (a)	112,115	126,267	100,130	104,669	87,191
Adjustments:
Above- and below-market rent intangible lease amortization, net	10,184	13,220	13,750	14,008	14,432
Acquisition and strategic initiative expenses	4,760	1,897	5,676	3,097	618
Stock-based compensation	3,966	5,089	7,009	8,096	7,979
Other amortization and non-cash items (b)	(2,988)	(6,574)	6,690	2,099	5,670
AFFO adjustments to equity earnings from equity investments	2,760	1,426	1,137	1,225	1,094
(Gain) loss on extinguishment of debt	(2,305)	—	—	—	1,122
Straight-line and other rent adjustments	(1,832)	(3,070)	(2,937)	(3,657)	(1,791)
Amortization of deferred financing costs	1,489	1,489	1,165	1,046	1,007
Tax benefit – deferred and other non-cash charges	(1,412)	(1,372)	(1,745)	(8,741)	(1,665)
Realized losses (gains) on foreign currency, derivatives, and other (c)	367	415	(554)	(643)	(272)
Other, net (d)	—	—	—	5,434	(86)
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO	(156)	15	(214)	(930)	(918)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at AFFO	(300)	234	(137)	(98)	(14)
Total adjustments	14,533	12,769	29,840	20,936	27,176
AFFO Attributable to W. P. Carey (a)	$126,648	$139,036	$129,970	$125,605	$114,367

Summary
FFO attributable to W. P. Carey (as defined by NAREIT) (a)	$112,115	$126,267	$100,130	$104,669	$87,191
FFO attributable to W. P. Carey (as defined by NAREIT) per diluted share (a)	$1.05	$1.19	$0.94	$0.99	$0.86
AFFO attributable to W. P. Carey (a)	$126,648	$139,036	$129,970	$125,605	$114,367
AFFO attributable to W. P. Carey per diluted share (a)	$1.19	$1.31	$1.22	$1.19	$1.13
Diluted weighted-average shares outstanding	106,337,040	106,281,983	106,109,877	105,794,118	101,130,448
________

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(b)	Represents primarily unrealized gains and losses from foreign exchange and derivatives.

(c)
Effective prospectively on January 1, 2015, we no longer adjust for realized gains or losses on foreign exchange derivatives. Realized gains on derivatives were $0.8 million and $0.3 million for the three months ended December 31, 2014 and September 30, 2014, respectively.

(d)
Other, net for the three months ended December 31, 2014 primarily consists of proceeds from a bankruptcy settlement claim with U.S. Aluminum of Canada, a former CPA®:16 – Global tenant that was acquired as part of the CPA®:16 merger on January 31, 2014, which under GAAP was accounted for in purchase accounting.

Investing for the long runTM | 8

W. P. Carey Inc.
Financial Results – Third Quarter 2015

Reconciliation of Consolidated Statement of Income to AFFO
In thousands, except per share amounts. Unaudited. Three months ended September 30, 2015.

We believe that the table below is useful for investors to help them better understand our business by illustrating the impact of each of our AFFO adjustments on our GAAP statement of income. This presentation is not an alternative to the GAAP statement of income, nor is AFFO an alternative to net income as determined by GAAP.

	GAAP Basis (a)	Add: Equity Investments (b)	Less: Noncontrolling Interests (c)	WPC's Pro Rata Share (d)	AFFO Adjustments		AFFO
Revenues	A	B	C	A + B + C = D	E		D + E
Real estate revenues:
Lease revenues (e)	$164,741	$4,726	$(5,819)	$163,648	$6,525	(g)	$170,173
Operating property revenues:
Hotel revenues	7,860	—	—	7,860	—		7,860
Self-storage revenues	247	—	—	247	—		247
Reimbursable tenant costs	5,340	24	(106)	5,258	—		5,258
Lease termination income and other	2,988	—	(1)	2,987	1,176		4,163
	181,176	4,750	(5,926)	180,000	7,701		187,701
Revenues from the Managed Programs:
Asset management revenue	13,004	—	(14)	12,990	—		12,990
Reimbursable costs	11,155	—	—	11,155	—		11,155
Structuring revenue	8,207	—	—	8,207	—		8,207
Dealer manager fees	1,124	—	—	1,124	—		1,124
	33,490	—	(14)	33,476	—		33,476
	214,666	4,750	(5,940)	213,476	7,701		221,177
Operating Expenses
Depreciation and amortization	75,512	357	(2,639)	73,230	(71,802)	(h)	1,428
General and administrative	22,842	1	(36)	22,807	—		22,807
Impairment charges	19,438	—	—	19,438	(19,438)	(i)	—
Reimbursable tenant and affiliate costs	16,495	22	(109)	16,408	—		16,408
Property expenses, excluding reimbursable tenant costs:
Hotel expenses	5,355	—	—	5,355	—		5,355
Self-storage expenses	133	—	—	133	—		133
Non-reimbursable property expenses	5,632	24	(11)	5,645	184		5,829
Acquisition and strategic initiative expenses	4,760	—	—	4,760	(4,760)	(j)	—
Stock-based compensation expense	3,966	—	—	3,966	(3,966)	(i)	—
Dealer manager fees and expenses	3,185	—	—	3,185	—		3,185
Subadvisor fees (f)	1,748	—	—	1,748	—		1,748
	159,066	404	(2,795)	156,675	(99,782)		56,893
Other Income and Expenses
Interest expense	(49,683)	(588)	1,839	(48,432)	835	(k)	(47,597)
Equity in earnings of equity method investments in the Managed Programs and real estate:
Joint ventures	3,097	(3,568)	(1)	(472)	936	(l)	464
Income related to our ownership in the Managed Programs	(711)	—	—	(711)	2,760	(m)	2,049
Income related to our general partnership interests in the Managed Programs	10,249	—	(492)	9,757	—		9,757
Equity in earnings of equity method investments in the Managed Programs and real estate	12,635	(3,568)	(493)	8,574	3,696		12,270
Other income and (expenses)	6,608	(5)	(54)	6,549	(3,871)	(n)	2,678
	(30,440)	(4,161)	1,292	(33,309)	660		(32,649)
Income before income taxes and gain on sale of real estate	25,160	185	(1,853)	23,492	108,143		131,635
Provision for income taxes	(3,361)	(185)	34	(3,512)	(1,461)	(o)	(4,973)
Income before gain on sale of real estate	21,799	—	(1,819)	19,980	106,682		126,662
Gain on sale of real estate, net of tax	1,779	—	—	1,779	(1,779)		—
Net Income	23,578	—	(1,819)	21,759	104,903		126,662
Net income attributable to noncontrolling interests	(1,833)	—	1,819	(14)	—		(14)
Net Income / AFFO Attributable to W. P. Carey	$21,745	$—	$—	$21,745	$104,903		$126,648
Earnings / AFFO Attributable to W. P. Carey Per Diluted Share	$0.20						$1.19

Investing for the long runTM | 9

W. P. Carey Inc.
Financial Results – Third Quarter 2015

________

(a)	Consolidated amounts shown represent WPC's Consolidated Statement of Income for the three months ended September 30, 2015.

(b)	Represents the break-out by line item of amounts recorded in Equity in earnings of equity method investments in real estate and the Managed Programs and joint ventures.

(c)	Represents the break-out by line item of amounts recorded in Net income attributable to noncontrolling interests and Net loss attributable to redeemable noncontrolling interest.

(d)	Represents our share in fully and co-owned entities. See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)
Lease revenues on a pro rata basis in this schedule reflect only revenues from continuing operations. There were no lease revenues from discontinued operations for the three months ended September 30, 2015.

(f)
We earn investment management revenue from CWI and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. We also pay the subadvisors 20% and 25% of the net proceeds from any sale, financing, or recapitalization of CWI and CWI 2 securities, respectively.

(g)
For the three months ended September 30, 2015, represents the reversal of amortization of above- or below-market lease intangibles of $9.6 million and the elimination of non-cash amounts related to straight-line rent of $3.1 million.

(h)	Adjustment is a non-cash adjustment excluding corporate depreciation and amortization.

(i)	Adjustment to exclude a non-cash item.

(j)	Adjustment to exclude a non-core item.

(k)	Represents the elimination of non-cash components of interest expense, such as deferred financing fees, debt premiums and discounts.

(l)	Represents our equity investment in Soho House, where we also have an outstanding loan that we receive interest income from.

(m)	Adjustments include MFFO from the Managed REITs in place of our pro rata share of net income from our ownership in the Managed REITs.

(n)	Represents eliminations or (gains) losses related to the extinguishment of debt, foreign currency, derivatives and other items related to continuing operations.

(o)	Represents elimination of deferred taxes.

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W. P. Carey Inc.
Financial Results – Third Quarter 2015

Capital Expenditures
In thousands. Unaudited.

Three Months Ended September 30, 2015
Tenant Improvements and Leasing Costs
Tenant improvements	$941
Leasing costs	957

Maintenance Capital Expenditures
Net lease properties	$645
Operating properties	54

Non-maintenance Capital Expenditures
Development, redevelopment, expansion and other capital expenditures	$5,934

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W. P. Carey Inc.

Balance Sheets and Capitalization
Third Quarter 2015

Investing for the long runTM | 12

W. P. Carey Inc.
Balance Sheets and Capitalization – Third Quarter 2015

Consolidated Balance Sheets
In thousands. Unaudited.

	Sep. 30, 2015	Dec. 31, 2014
Assets
Investments in real estate:
Real estate, at cost	$5,297,782	$5,006,682
Operating real estate, at cost	82,648	84,885
Accumulated depreciation	(351,666)	(258,493)
Net investments in properties	5,028,764	4,833,074
Net investments in direct financing leases	780,239	816,226
Assets held for sale	4,863	7,255
Net investments in real estate	5,813,866	5,656,555
Cash and cash equivalents	191,318	198,683
Equity investments in the Managed Programs and real estate (a)	275,883	249,403
Due from affiliates	147,700	34,477
In-place lease and tenant relationship intangible assets, net	928,962	993,819
Goodwill	684,576	692,415
Above-market rent intangible assets, net	492,754	522,797
Other assets, net	353,369	300,330
Total Assets	$8,888,428	$8,648,479

Liabilities and Equity
Liabilities:
Non-recourse debt, net	$2,412,612	$2,532,683
Senior Unsecured Notes, net	1,502,007	498,345
Senior Unsecured Credit Facility - Revolver	435,489	807,518
Senior Unsecured Credit Facility - Term Loan	250,000	250,000
Accounts payable, accrued expenses and other liabilities	298,514	293,846
Below-market rent and other intangible liabilities, net	165,647	175,070
Deferred income taxes	87,570	94,133
Distributions payable	101,645	100,078
Total liabilities	5,253,484	4,751,673
Redeemable noncontrolling interest	14,622	6,071

Equity:
W. P. Carey stockholders' equity:
Preferred stock (none issued)	—	—
Common stock	105	105
Additional paid-in capital	4,300,859	4,322,273
Distributions in excess of accumulated earnings	(655,095)	(465,606)
Deferred compensation obligation	57,395	30,624
Accumulated other comprehensive loss	(156,669)	(75,559)
Less: treasury stock at cost	(60,948)	(60,948)
Total W. P. Carey stockholders' equity	3,485,647	3,750,889
Noncontrolling interests	134,675	139,846
Total equity	3,620,322	3,890,735
Total Liabilities and Equity	$8,888,428	$8,648,479
________

(a)
Our equity investments in real estate joint ventures totaled $143.0 million and $128.0 million as of September 30, 2015 and December 31, 2014, respectively. Our equity investments in the Managed Programs totaled $132.9 million and $121.4 million as of September 30, 2015 and December 31, 2014, respectively.

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W. P. Carey Inc.
Balance Sheets and Capitalization – Third Quarter 2015

Capitalization
In thousands, except share and per share amounts. Unaudited. As of September 30, 2015.

Description	Shares	Share Price	Market Value
Equity
Common Equity	104,402,211	$57.81	$6,035,492
Preferred Equity			—
Total Equity Market Capitalization			6,035,492

			Outstanding Balance
Pro Rata Debt
Non-recourse Debt			2,334,022
Senior Unsecured Credit Facility – Revolver			435,489
Senior Unsecured Credit Facility – Term Loan			250,000
Senior Unsecured Notes:
Senior Unsecured Notes (due January 20, 2023)			560,150
Senior Unsecured Notes (due April 1, 2024)			500,000
Senior Unsecured Notes (due February 1, 2025)			450,000
Total Pro Rata Debt			4,529,661

Total Market Capitalization			$10,565,153

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W. P. Carey Inc.
Balance Sheets and Capitalization – Third Quarter 2015

Debt Overview
Dollars in thousands. Pro rata. As of September 30, 2015.

	Weighted - Average Maturity (Years)	Weighted- Average Interest Rate	Total Outstanding Balance (a)	Percent
Non-Recourse Debt
Fixed	4.3	5.6%	$1,823,853	40.3%
Variable:
Swapped	3.7	5.0%	256,633	5.7%
Floating	1.6	1.0%	46,306	1.0%
Capped	0.8	4.4%	197,179	4.3%
Future Rate Reset	10.8	6.1%	10,051	0.2%
Total Pro Rata Non-Recourse Debt	3.9	5.4%	2,334,022	51.5%

Recourse Debt
Fixed:
Senior Unsecured Notes (due January 20, 2023)	7.4	2.0%	560,150
Senior Unsecured Notes (due April 1, 2024)	8.6	4.6%	500,000
Senior Unsecured Notes (due February 1, 2025)	9.5	4.0%	450,000
Senior Unsecured Notes	8.3	3.5%	1,510,150	33.4%
Variable:
Senior Unsecured Credit Facility – Revolver (due January 31, 2018) (b)	2.3	1.1%	435,489	9.6%
Senior Unsecured Credit Facility – Term Loan (due January 31, 2016) (c)	0.3	1.4%	250,000	5.5%
Total Recourse Debt	6.2	2.8%	2,195,639	48.5%

Total Pro Rata Debt Outstanding (a)	5.0	4.1%	4,529,661	100.0%
Unamortized discount on Senior Unsecured Notes			(8,143)
Total Pro Rata Debt Outstanding, net			$4,521,518
________

(a)	Debt data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)
We incurred interest at London Interbank Offered Rate, or LIBOR, plus 1.10% on our Senior Unsecured Credit Facility – Revolver. Availability under our Senior Unsecured Credit Facility – Revolver was $1.1 billion as of September 30, 2015. We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Revolver by one year. We have the ability to exercise our option to extend the maturity of our Term Loan Facility by one year prior to January 31, 2016 and we are exploring our options in this regard.

(c)	The terms of the Senior Unsecured Credit Facility – Term Loan provide for two one-year extension options of the loan period.

Investing for the long runTM | 15

W. P. Carey Inc.
Balance Sheets and Capitalization – Third Quarter 2015

Summary of Debt by Currency
Dollars in thousands. Pro rata. As of September 30, 2015.

	USD		EUR		Other Currencies (a)		Total
	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD)	Weighted- Average Interest Rate
Non-Recourse Debt
Fixed	$1,419,301		$360,841		$43,711		$1,823,853
Variable	177,041		328,110		5,018		510,169
Total Pro Rata Non-Recourse Debt	1,596,342	5.6%	688,951	4.8%	48,729	6.2%	2,334,022	5.4%

Recourse Debt
Fixed:
Senior Unsecured Notes	950,000		560,150		—		1,510,150
Variable:
Senior Unsecured Credit Facility – Revolver (due January 31, 2018)	105,000		330,489		—		435,489
Senior Unsecured Credit Facility – Term Loan (due January 31, 2016)	250,000		—		—		250,000
Total Recourse Debt	1,305,000	3.5%	890,639	1.6%	—	—%	2,195,639	2.8%

Total Pro Rata Debt Outstanding	2,901,342	4.7%	1,579,590	3.0%	48,729	6.2%	4,529,661	4.1%
Unamortized discount on Senior Unsecured Notes	(4,154)		(3,989)		—		(8,143)
Total Pro Rata Debt Outstanding, Net	$2,897,188		$1,575,601		$48,729		$4,521,518
________

(a)	Other currencies include debt denominated in Canadian dollar, British pound sterling, Japanese yen, Malaysian ringgit and Thai baht.

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W. P. Carey Inc.
Balance Sheets and Capitalization – Third Quarter 2015

Debt Maturity
Dollars in thousands. Pro rata. As of September 30, 2015.

	Real Estate		Debt
	Number of Properties (a)		Weighted- Average Interest Rate		Total Outstanding Balance (b)
Year of Maturity		ABR (a)		Balloon		Percent
Non-Recourse Debt
Remaining 2015	8	$10,484	5.7%	$148,644	$148,782	3.3%
2016	101	43,254	5.2%	252,278	259,055	5.7%
2017	89	94,701	5.3%	561,381	592,480	13.1%
2018	34	50,895	5.3%	264,452	288,908	6.4%
2019	11	15,783	6.1%	51,450	64,259	1.4%
2020	21	37,153	5.2%	187,418	222,267	4.9%
2021	11	20,681	5.9%	89,920	117,804	2.6%
2022	31	42,544	5.2%	209,408	252,322	5.5%
2023	26	40,264	5.0%	123,300	188,994	4.2%
2024	23	20,883	5.9%	7,731	73,647	1.6%
2025	13	11,618	5.6%	29,835	62,428	1.4%
Thereafter	9	12,570	6.3%	15,505	63,076	1.4%
Total Pro Rata Non-Recourse Debt	377	$400,830	5.4%	$1,941,322	2,334,022	51.5%

Recourse Debt
Senior Unsecured Notes (due January 20, 2023)			2.0%		560,150
Senior Unsecured Notes (due April 1, 2024)			4.6%		500,000
Senior Unsecured Notes (due February 1, 2025)			4.0%		450,000
Senior Unsecured Notes			3.5%		1,510,150	33.3%
Senior Unsecured Credit Facility – Revolver (due January 31, 2018) (c)			1.1%		435,489	9.6%
Senior Unsecured Credit Facility – Term Loan (due January 31, 2016) (d)			1.4%		250,000	5.6%
Total Recourse Debt			2.8%		2,195,639	48.5%

Total Pro Rata Debt Outstanding (a)			4.1%		4,529,661	100.0%
Unamortized discount on Senior Unsecured Notes					(8,143)
Total Pro Rata Debt Outstanding, net					$4,521,518
________

(a)	Represents the number of properties and ABR associated with the debt that is maturing in each respective year.

(b)
Debt maturity data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata. Total outstanding balance includes balloon payments, scheduled amortization and unamortized premium, net.

(c)
We incurred interest at LIBOR plus 1.10% on our Senior Unsecured Credit Facility – Revolver. Availability under our Senior Unsecured Credit Facility – Revolver was $1.1 billion as of September 30, 2015. We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Revolver by one year.

(d)
The terms of the Senior Unsecured Credit Facility – Term Loan provide for two one-year extension options of the loan period. We have the ability to exercise our option to extend the maturity of our Term Loan Facility by one year prior to January 31, 2016 and we are exploring our options in this regard.

Investing for the long runTM | 17

W. P. Carey Inc.
Balance Sheets and Capitalization – Third Quarter 2015

Senior Unsecured Notes
As of September 30, 2015.

Ratings

	Issuer / Corporate			Senior Unsecured Notes
Ratings Agency	Rating	Outlook	Date Issued/ Affirmed	Rating	Outlook	Date Issued/ Affirmed
Standard & Poor's	BBB	Stable	September 2014	BBB-	Stable	January 2015
Moody's	Baa2	Stable	August 2014	Baa2	Stable	January 2015

Senior Unsecured Note Covenants

The following is a summary of the key financial covenants for the Senior Unsecured Notes, along with our estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants for the senior unsecured notes.

Covenant	Metric	Required	As of September 30, 2015
Limitation on the incurrence of debt	"Total Debt" / "Total Assets"	≤ 60%	46.0%
Limitation on the incurrence of secured debt	"Secured Debt" / "Total Assets"	≤ 40%	24.1%
Limitation on the incurrence of debt based on consolidated EBITDA to annual debt service charge	"Consolidated EBITDA" / "Annual Debt Service Charge"	≥ 1.5x	3.9x
Maintenance of unencumbered asset value	"Unencumbered Assets" / "Total Unsecured Debt"	≥ 150%	194.9%

Investing for the long runTM | 18

W. P. Carey Inc.

Owned Real Estate Portfolio
Third Quarter 2015

Investing for the long runTM | 19

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2015

Investment Activity – Acquisitions and Dispositions
Dollars in thousands. Pro rata. For the nine months ended September 30, 2015.

Acquisitions Tenant / Lease Guarantor	Property Location(s)	Purchase Price (a) (b)	Closing Date	Property Type(s)	Gross Square Footage
1Q15
Pendragon plc (73 properties)	Various, United Kingdom	$351,061	Jan-15	Retail	1,490,688
Nippon Express Co. Ltd.	Rotterdam, Netherlands	43,173	Feb-15	Warehouse	761,438
1Q15 Total		394,234			2,252,126

2Q15
Hornbach Baumarkt gmbH	Bad Fischau, Austria	24,999	Apr-15	Retail	136,702
Scania AB	Oskarshamn, Sweden	26,362	Jun-15	Industrial	357,577
2Q15 Total		51,361			494,279

3Q15
Npower Limited	Sunderland, United Kingdom	53,524	Aug-15	Office	217,339
MAN Truck & Bus AG (3 properties)	Gersthofen and Senden, Germany; and Leopoldsdorf, Austria	44,146	Aug-15	Industrial	185,215
3Q15 Total (c)		97,670			402,554
Year-to-Date Total Acquisitions		$543,265			3,148,959

Dispositions Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	Closing Date	Property Type(s)	Gross Square Footage
1Q15
Vermont Teddy Bear	Shelburne, VT	$3,500	Jan-15	Industrial	55,446
Vacant (formerly Kenyon International Inc.)	Houston, TX	1,300	Jan-15	Warehouse	17,725
Childtime Childcare, Inc. (4 properties)	Alhambra, Garden Grove and Tustin, CA; and Canton, MI	8,240	Feb-15; Mar-15	Learning Center	28,547
Builders FirstSource, Inc.	Cincinnati, OH	725	Mar-15	Warehouse	165,680
1Q15 Total		13,765			267,398

2Q15
SaarOTEC (b)	St. Ingbert, Germany	4,324	Apr-15	Office/Industrial	156,068
McLean Midwest	Champlin, MN	7,000	May-15	Office	179,655
2Q15 Total		11,324			335,723

3Q15
Vacant (formerly Cheese Works) (d)	Ringwood, NJ	1,406	Jul-15	Warehouse	44,832
Broomfield Properties Corp & Carey Technology Properties II LLC	Broomfield, CO	1,150	Jul-15	Industrial	55,700
Pensacola Storage, LLC	Pensacola, FL	4,112	Aug-15	Self Storage	51,867
3Q15 Total		6,668			152,399
Year-to-Date Total Dispositions		$31,757			755,520
________

(a)	Acquisition was deemed to be a business combination and purchase price includes acquisition-related costs and fees, which were expensed.

(b)	Amount reflects the applicable exchange rate on the date of the transaction.

(c)
In addition, during the 2015 third quarter, the company completed a build-to-suit office facility in Mönchengladbach, Germany for a total investment of $51.3 million. Leased to Santander Global Facilities, the 0.2 million square foot facility was placed in service in September, 2015.

(d)	Amount represents net proceeds upon foreclosure and sale of the property.

Investing for the long runTM | 20

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2015

Joint Venture Information
Dollars in thousands. As of September 30, 2015.

Joint Venture or JV (Principal Tenant)	WPC % Interest in JV		Total JV			WPC Pro Rata Share of Total JV (a)
		JV Partner %	Assets	Liabilities	Equity	Assets	Liabilities	Equity

Unconsolidated Joint Ventures (Equity Method Investments)
Wanbishi Archives Co. Ltd. (b)	3.00%	CPA®:17 – Global - 97.00%	$33,427	$23,681	$9,746	$1,003	$710	$293
C1000 Logistiek Vastgoed B.V. (b)	15.00%	CPA®:17 – Global - 85.00%	148,765	76,372	72,393	22,315	11,456	10,859
Actebis Peacock GmbH (b)	30.00%	CPA®:17 – Global - 70.00%	34,059	995	33,064	10,218	299	9,919
Waldaschaff Automotive GmbH and Wagon Automotive Nagold GmbH (b)	33.33%	CPA®:17 – Global - 66.67%	32,768	1,301	31,467	10,922	434	10,488
Frontier Spinning Mills, Inc.	40.00%	CPA®:17 – Global - 60.00%	36,934	—	36,934	14,774	—	14,774
The New York Times Company	45.00%	CPA®:17 – Global - 55.00%	251,173	111,794	139,379	113,028	50,307	62,721
Total Unconsolidated Joint Ventures			537,126	214,143	322,983	172,260	63,206	109,054

Consolidated Joint Ventures
Carey Storage	38.30%	Third party - 61.70%	2,387	—	2,387	914	—	914
Berry Plastics Corporation	50.00%	CPA®:17 – Global - 50.00%	66,015	26,065	39,950	33,008	13,033	19,975
Tesco PLC (b)	51.00%	CPA®:17 – Global - 49.00%	60,852	36,709	24,143	31,035	18,722	12,313
Dick’s Sporting Goods, Inc.	55.00%	CPA®:17 – Global - 45.00%	24,222	20,611	3,611	13,322	11,336	1,986
Hellweg Die Profi-Baumärkte GmbH & Co. KG (b)	63.50%	CPA®:17 – Global - 36.50%	318,290	292,822	25,468	202,114	185,942	16,172
Eroski Sociedad Cooperativa (b)	70.00%	CPA®:17 – Global - 30.00%	26,641	1,480	25,161	18,649	1,036	17,613
Multi-tenant property in Illkirch-Graffens, France (b)	75.00%	Third party - 25.00%	15,576	10,416	5,160	11,682	7,812	3,870
U-Haul Moving Partners, Inc. and Mercury Partners, LP	88.46%	CPA®:17 – Global - 11.54%	236,409	17,077	219,332	209,127	15,106	194,021
Continental Airlines, Inc.	90.00%	Third party - 10.00%	5,114	3,949	1,165	4,603	3,554	1,049
Total Consolidated Joint Ventures			755,506	409,129	346,377	524,454	256,541	267,913
Total Unconsolidated and Consolidated Joint Ventures			$1,292,632	$623,272	$669,360	$696,714	$319,747	$376,967
________

(a)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)	Amounts are based on the applicable exchange rate at the end of the period.

Investing for the long runTM | 21

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2015

Top Ten Tenants
In thousands, except percentages. Pro rata. As of September 30, 2015.

Tenant / Lease Guarantor	Property Type	Tenant Industry	Location	ABR	ABR Percent
Hellweg Die Profi-Baumärkte GmbH & Co. KG (a)	Retail	Retail Stores	Germany	$33,974	4.9%
U-Haul Moving Partners Inc. and Mercury Partners, LP	Self Storage	Transportation - Cargo, Consumer Services	Various U.S.	31,853	4.6%
Carrefour France SAS (a)	Warehouse	Retail Stores	France	27,755	4.0%
State of Andalucia (a)	Office	Sovereign and Public Finance	Spain	26,443	3.9%
Pendragon Plc (a)	Retail	Retail Stores, Consumer Services	United Kingdom	24,664	3.6%
Marcourt Investments Inc. (Marriott Corporation)	Hotel	Hotel, Gaming and Leisure	Various U.S.	16,100	2.3%
OBI Group (a)	Retail	Retail Stores	Poland	15,248	2.2%
True Value Company	Warehouse	Retail Stores	Various U.S.	15,071	2.2%
UTI Holdings, Inc.	Learning Center	Consumer Services	Various U.S.	14,638	2.1%
Advanced Micro Devices, Inc.	Office	High Tech Industries	Sunnyvale, CA	12,769	1.9%
Total (b)				$218,515	31.7%
________

(a)	ABR amounts are subject to fluctuations in foreign currency exchange rates.

(b)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 22

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2015

Diversification by Property Type
In thousands, except percentages. Pro rata. As of September 30, 2015.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Property Type	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
Office	$205,801	29.9%	13,850	15.4%	$82,601	28.7%	6,648	16.8%
Industrial	172,538	25.1%	34,507	38.4%	77,377	26.9%	15,881	40.1%
Warehouse	121,929	17.7%	25,210	28.1%	43,004	15.0%	8,891	22.4%
Retail	105,093	15.3%	9,310	10.4%	48,155	16.8%	4,000	10.1%
Self Storage	31,853	4.6%	3,535	3.9%	31,853	11.1%	3,535	8.9%
Other Properties (b)	51,088	7.4%	3,366	3.8%	4,482	1.5%	685	1.7%
Total (c)	$688,302	100.0%	89,778	100.0%	$287,472	100.0%	39,640	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes ABR from tenants with the following property types: learning center, hotel, theater, sports facility and residential.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 23

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2015

Diversification by Tenant Industry
In thousands, except percentages. Pro rata. As of September 30, 2015.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Industry Type	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
Retail Stores	$137,511	20.0%	20,385	22.7%	$53,151	18.5%	7,200	18.2%
Consumer Services	57,282	8.3%	4,908	5.5%	38,540	13.4%	3,480	8.8%
High Tech Industries	46,626	6.8%	3,256	3.6%	15,122	5.3%	1,341	3.4%
Sovereign and Public Finance	39,614	5.8%	3,364	3.7%	30,584	10.6%	3,000	7.6%
Automotive	39,412	5.7%	6,600	7.4%	21,489	7.5%	3,354	8.5%
Beverage, Food and Tobacco	33,171	4.8%	7,370	8.2%	13,350	4.6%	4,181	10.5%
Transportation: Cargo	31,799	4.6%	4,559	5.1%	16,203	5.6%	2,373	6.0%
Media: Advertising, Printing and Publishing	31,499	4.6%	2,327	2.6%	8,134	2.8%	855	2.1%
Hotel, Gaming and Leisure	30,731	4.5%	1,806	2.0%	3,164	1.1%	222	0.6%
Healthcare and Pharmaceuticals	27,245	4.0%	1,990	2.2%	3,824	1.3%	498	1.2%
Containers, Packaging and Glass	26,607	3.9%	5,325	5.9%	7,623	2.7%	1,556	3.9%
Capital Equipment	25,863	3.8%	4,876	5.4%	16,448	5.7%	2,721	6.9%
Construction and Building	20,566	3.0%	4,276	4.8%	9,329	3.2%	2,304	5.8%
Business Services	17,790	2.6%	1,849	2.1%	561	0.2%	67	0.2%
Telecommunications	14,810	2.1%	1,188	1.3%	8,629	3.0%	788	2.0%
Wholesale	14,257	2.1%	2,806	3.1%	4,277	1.5%	741	1.9%
Consumer Goods: Durable	10,990	1.6%	2,485	2.8%	1,296	0.4%	369	0.9%
Grocery	10,507	1.5%	1,260	1.4%	1,902	0.7%	321	0.8%
Aerospace and Defense	10,496	1.5%	1,184	1.3%	5,173	1.8%	700	1.8%
Chemicals, Plastics and Rubber	9,840	1.4%	1,088	1.2%	1,879	0.7%	245	0.6%
Metals and Mining	9,717	1.4%	1,413	1.6%	287	0.1%	52	0.1%
Insurance	9,147	1.3%	473	0.5%	9,147	3.2%	473	1.2%
Oil and Gas	7,933	1.1%	368	0.4%	5,441	1.9%	276	0.7%
Consumer Goods: Non-Durable	7,741	1.1%	1,883	2.1%	4,850	1.7%	1,319	3.3%
Banking	7,293	1.1%	596	0.7%	—	—%	—	—%
Other (b)	9,855	1.4%	2,143	2.4%	7,069	2.5%	1,204	3.0%
Total (c)	$688,302	100.0%	89,778	100.0%	$287,472	100.0%	39,640	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes ABR from tenants in the following industries: media: broadcasting and subscription, environmental industries, electricity, transportation: consumer and forest products and paper.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 24

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2015

Diversification by Geography
In thousands, except percentages. Pro rata. As of September 30, 2015.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Region	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
U.S.
East
New Jersey	$25,229	3.7%	1,649	1.8%	$10,332	3.6%	950	2.4%
North Carolina	18,769	2.7%	4,435	4.9%	9,413	3.3%	2,184	5.5%
Pennsylvania	18,298	2.7%	2,526	2.8%	7,299	2.5%	1,477	3.7%
New York	17,741	2.6%	1,178	1.3%	758	0.3%	66	0.2%
Massachusetts	14,707	2.1%	1,390	1.5%	10,669	3.7%	1,163	2.9%
Virginia	7,992	1.2%	1,093	1.2%	2,853	1.0%	332	0.9%
Other (b)	22,719	3.3%	4,702	5.2%	4,541	1.6%	796	2.0%
Total East	125,455	18.3%	16,973	18.7%	45,865	16.0%	6,968	17.6%

West
California	55,539	8.1%	3,518	3.9%	7,272	2.5%	944	2.4%
Arizona	25,867	3.8%	2,934	3.3%	7,556	2.6%	566	1.4%
Colorado	8,369	1.2%	1,268	1.4%	2,538	0.9%	444	1.1%
Utah	7,198	1.0%	960	1.1%	2,044	0.7%	397	1.0%
Other (b)	20,117	2.9%	2,297	2.6%	8,741	3.0%	876	2.2%
Total West	117,090	17.0%	10,977	12.3%	28,151	9.7%	3,227	8.1%

South
Texas	46,767	6.8%	6,740	7.5%	14,010	4.9%	2,429	6.1%
Georgia	26,654	3.9%	3,498	3.9%	2,669	0.9%	331	0.9%
Florida	17,969	2.6%	1,855	2.1%	12,498	4.3%	1,472	3.7%
Tennessee	14,044	2.0%	1,804	2.0%	2,188	0.8%	558	1.4%
Other (b)	7,580	1.1%	1,767	2.0%	4,303	1.5%	1,421	3.6%
Total South	113,014	16.4%	15,664	17.5%	35,668	12.4%	6,211	15.7%

Midwest
Illinois	26,024	3.8%	3,741	4.2%	6,348	2.2%	1,254	3.2%
Michigan	11,594	1.7%	1,380	1.5%	3,975	1.4%	708	1.8%
Indiana	9,140	1.3%	1,418	1.6%	3,147	1.1%	433	1.1%
Ohio	7,209	1.0%	1,647	1.8%	3,225	1.1%	671	1.7%
Other (b)	27,712	4.0%	4,752	5.3%	9,730	3.4%	1,288	3.2%
Total Midwest	81,679	11.8%	12,938	14.4%	26,425	9.2%	4,354	11.0%
U.S. Total	437,238	63.5%	56,552	62.9%	136,109	47.3%	20,760	52.4%

International
Germany	60,090	8.7%	7,131	8.0%	33,395	11.6%	3,937	9.9%
France	43,528	6.3%	8,166	9.1%	16,104	5.6%	3,181	8.0%
United Kingdom	41,134	6.0%	2,681	3.0%	36,894	12.8%	2,200	5.5%
Spain	27,990	4.1%	2,927	3.3%	27,990	9.7%	2,927	7.4%
Finland	19,861	2.9%	1,979	2.2%	6,205	2.2%	418	1.1%
Poland	17,143	2.5%	2,189	2.4%	1,894	0.7%	362	0.9%
The Netherlands	9,564	1.4%	1,676	1.9%	6,517	2.3%	1,235	3.1%
Australia	9,396	1.4%	3,160	3.5%	9,396	3.3%	3,160	8.0%
Other (c)	22,358	3.2%	3,317	3.7%	12,968	4.5%	1,460	3.7%
International Total	251,064	36.5%	33,226	37.1%	151,363	52.7%	18,880	47.6%
Total (d)	$688,302	100.0%	89,778	100.0%	$287,472	100.0%	39,640	100.0%

Investing for the long runTM | 25

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2015
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)
Other properties in the East include assets in Connecticut, South Carolina, Kentucky, Maryland, New Hampshire and West Virginia. Other properties in the West include assets in Washington, Nevada, New Mexico, Oregon, Wyoming and Alaska. Other properties in the South include assets in Alabama, Louisiana, Arkansas, Mississippi and Oklahoma. Other properties in the Midwest include assets in Missouri, Minnesota, Kansas, Wisconsin, Nebraska and Iowa.

(c)	Includes assets in Norway, Hungary, Belgium, Sweden, Austria, Canada, Mexico, Thailand, Malaysia and Japan.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 26

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2015

Contractual Rent Increases
In thousands, except percentages. Pro rata. As of September 30, 2015.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Rent Adjustment Measure	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
(Uncapped) CPI	$283,296	41.2%	36,912	41.1%	$123,446	42.9%	15,109	38.1%
CPI - based	192,474	28.0%	24,135	26.9%	82,786	28.8%	12,554	31.7%
Fixed	178,323	25.9%	24,679	27.5%	74,247	25.8%	10,772	27.2%
Other	20,241	2.9%	1,248	1.4%	4,141	1.5%	211	0.5%
None	13,968	2.0%	2,804	3.1%	2,852	1.0%	994	2.5%
Total (b)	$688,302	100.0%	89,778	100.0%	$287,472	100.0%	39,640	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 27

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2015

Same Store Analysis
Dollars in thousands. Pro rata. Ranked by ABR increase.

Same store portfolio includes properties that were owned and continuously in operation during the period from September 30, 2014 to September 30, 2015. Excludes properties that were acquired, sold or vacated, or were subject to lease renewals, extensions or modifications at any time during that period. For purposes of comparability, ABR is presented on a constant currency basis using exchange rates as of September 30, 2015.

	ABR			Percent
Property Type	As of September 30, 2015	As of September 30, 2014	Increase	Increase
Office	$160,705	$158,626	$2,079	1.3%
Industrial	150,378	148,145	2,233	1.5%
Warehouse	116,718	115,268	1,450	1.3%
Retail	77,894	77,305	589	0.8%
Other	81,758	81,388	370	0.5%
Total	$587,453	$580,732	$6,721	1.2%

Rent Adjustment Measure
(Uncapped) CPI	$247,423	$245,545	$1,878	0.8%
Fixed	156,819	153,872	2,947	1.9%
CPI - based	149,002	147,126	1,876	1.3%
Other	20,241	20,241	—	—%
None	13,968	13,948	20	0.1%
Total	$587,453	$580,732	$6,721	1.2%

Geography
U.S.	$424,094	$418,737	$5,357	1.3%
Europe	156,569	155,587	982	0.6%
Other International	6,790	6,408	382	6.0%
Total	$587,453	$580,732	$6,721	1.2%

Same Store Portfolio Summary
Number of properties	651
Square footage (in thousands)	76,545

Investing for the long runTM | 28

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2015

Leasing Activity
For the three months ended September 30, 2015, except ABR. Pro rata.

Lease Renewals and Extensions
			ABR (a)			Expected Tenant Improvements/Leasing Commissions ($’000)
Property Type	Square Feet	Number of Leases	Prior Lease ($’000s)	New Lease ($'000s)	Releasing Spread		Incremental Lease Term
Warehouse	358,576	2	$1,537	$1,537	—%	$—	7.6 years
Industrial	126,000	1	620	771	24.4%	833	10 years
Office	—	—	—	—	—%	—	—
Retail	—	—	—	—	—%	—	—
Other	—	—	—	—	—%	—	—
Total / Weighted Average (b)	484,576	3	$2,157	$2,308	7.0%	$833	8.4 years

Q3 Summary
Prior Lease ABR (% of Total Portfolio)	0.3%

New Leases
			ABR	Tenant Improvements/Leasing Commissions ($’000)
Property Type	Square Feet	Number of Leases	New Lease ($'000s)		New Lease Term
Industrial	339,000	1	$712	$350	10 years
Office (c)	257,341	4	5,248	460	7.8 years
Warehouse	42,628	1	202	90	8.3 years
Retail	—	—	—	—	—
Other	—	—	—	—	—
Total / Weighted Average (d)	638,969	6	$6,162	$900	8.1 years
________

(a)	New lease amounts are based on in-place rents at time of lease commencement.

(b)	Weighted average refers to the incremental lease term.

(c)	One of the four leases is a gross rent lease of $0.9 million ABR and is presented on a net rent basis of $0.6 million.

(d)	Weighted average refers to the new lease term.

Investing for the long runTM | 29

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2015

Lease Expirations – Total Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of September 30, 2015.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	ABR Percent	Square Footage	Sq. ft. Percent
Remaining 2015 (b)	8	$13,308	1.9%	941	1.1%
2016	15	18,960	2.8%	2,198	2.5%
2017	17	16,147	2.3%	2,679	3.0%
2018	29	56,835	8.3%	8,106	9.0%
2019	28	46,038	6.7%	4,685	5.2%
2020	24	35,688	5.2%	3,534	3.9%
2021	77	40,139	5.8%	6,612	7.4%
2022	36	61,977	9.0%	8,443	9.4%
2023	15	42,004	6.1%	5,562	6.2%
2024	44	92,904	13.5%	12,430	13.8%
2025	43	33,469	4.9%	3,593	4.0%
2026	21	17,325	2.5%	2,610	2.9%
2027	17	35,239	5.1%	5,571	6.2%
2028	10	23,259	3.4%	2,987	3.3%
Thereafter (>2028)	91	155,010	22.5%	18,740	20.9%
Vacant	—	—	—%	1,087	1.2%
Total (c)	475	$688,302	100.0%	89,778	100.0%

________

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month leases are counted in 2015 ABR.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 30

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2015

Lease Expirations – Unencumbered Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of September 30, 2015.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	ABR Percent	Square Footage	Sq. ft. Percent
Remaining 2015 (b)	2	$5,006	1.7%	235	0.6%
2016	8	4,607	1.6%	531	1.4%
2017	8	5,730	2.0%	1,162	2.9%
2018	21	27,497	9.6%	4,759	12.0%
2019	13	9,148	3.2%	1,584	4.0%
2020	9	7,985	2.8%	1,178	3.0%
2021	9	9,914	3.4%	1,945	4.9%
2022	9	12,586	4.4%	2,341	5.9%
2023	5	6,164	2.1%	1,359	3.4%
2024	14	43,856	15.3%	6,005	15.2%
2025	31	18,853	6.5%	1,472	3.7%
2026	2	2,846	1.0%	318	0.8%
2027	8	15,301	5.3%	2,035	5.1%
2028	7	16,541	5.8%	2,195	5.5%
Thereafter (>2028)	74	101,438	35.3%	12,132	30.6%
Vacant	—	—	—%	389	1.0%
Total (c) (d)	220	$287,472	100.0%	39,640	100.0%

________

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month leases are counted in 2015 ABR.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(d)	Represents properties unencumbered by non-recourse mortgage debt.

Investing for the long runTM | 31

W. P. Carey Inc.

Investment Management
Third Quarter 2015

Investing for the long runTM | 32

W. P. Carey Inc.
Investment Management – Third Quarter 2015

Selected Information – Managed Programs
Dollars and square footage in thousands. As of or for the three months ended September 30, 2015.

	Managed Programs
	CPA®:17 – Global	CPA®:18 – Global	CWI	CWI 2	CCIF
General
Year established	2007	2013	2010	2014	2014
Total AUM (a)	$5,603,502	$1,923,816	$2,601,365	$277,832	$74,956

Portfolio
Investment type	Net lease / Diversified REIT	Net lease / Diversified REIT	Lodging REIT	Lodging REIT	BDC
Number of net-leased properties	375	54	N/A	N/A	N/A
Number of operating properties	72	51	33	3	N/A
Number of tenants – net-leased properties (b)	113	94	N/A	N/A	N/A
Square footage (b)	39,815	8,248	6,121	758	N/A
Occupancy (c)	100.0%	100.0%	77.8%	77.0%	N/A
Acquisitions – third quarter	$22,385	$168,833	$—	$—	N/A
Dispositions – third quarter	—	35,675	—	—	N/A

Balance Sheet
Total assets	$4,540,960	$2,096,186	$2,426,470	$317,524	$77,013
Total debt	1,904,548	944,005	1,316,737	108,700	28,000
Total debt / total assets	41.9%	45.0%	54.3%	34.2%	36.4%

Investor Capital Inflow
Gross offering proceeds – third quarter (d)	N/A	N/A	N/A	$75,496	$—
Status (e)	Closed	Closed	Closed	Open	Open
% subscribed:
Initial offering (d)	100%	100%	100%	7%	In registration (effective July 2015)
Follow-on offering (d)	100%	N/A	100%	N/A	N/A
________

(a)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable.

(b)	For CPA®:17 – Global and CPA®:18 – Global, excludes operating properties.

(c)
Represents occupancy for net-leased properties for CPA®:17 – Global and CPA®:18 – Global. Represents occupancy for hotels owned by CWI and CWI 2 for the nine months ended September 30, 2015. Occupancy for CPA®:17 – Global's 71 self-storage properties was 90.2% as of September 30, 2015. Occupancy for CPA®:18 – Global's 44 self-storage properties and six multi-family properties was 88.2% and 92.2%, respectively, as of September 30, 2015. CPA®:18 – Global’s operating portfolio also included one student housing development as of September 30, 2015.

(d)	Excludes distribution reinvestment plan proceeds.

(e)
CWI 2 began to admit new stockholders on May 15, 2015 in connection with its initial public offering for up to $1.4 billion of common stock, plus up to an additional $600.0 million for its distribution reinvestment plan. CCIF is the master fund in a master/feeder fund structure. CCIF 2016 T and CCIF – I are the two feeder funds and their registration statements were declared effective on July 24, 2015 and July 31, 2015, respectively. The CCIF feeder funds did not admit shareholders prior to September 30, 2015.

Investing for the long runTM | 33

W. P. Carey Inc.
Investment Management – Third Quarter 2015

Summary of Selected Revenue Sources from Managed Programs

Managed Programs
	CPA®:17 – Global	CPA®:18 – Global	CWI	CWI 2	CCIF (a)
Status	Closed	Closed	Closed	Open	In registration (effective July 24, 2015)
Profits Interests
Special general partnership profits interest (% of Available Cash) (b) (c)	10.00%	10.00%	8.00% (d)	7.5% (d)	N/A

Asset Management and Structuring Revenues
Asset management fees (% of average market value) (c) (e)	0.50%	0.50%	0.40% (f)	0.4125% (g)	N/A
Acquisition / structuring fees (% of total aggregate cost) (c) (h)	4.50% (i)	4.50% (i) (j)	2.00% (k)	1.875% (l)	N/A
Management fee (average of gross assets at the end of the two most recently completed calendar months)	N/A	N/A	N/A	N/A	2.00%; 1.875%; and 1.75% (m)

Performance-based Incentive Fees
Incentive fee on income (n)	N/A	N/A	N/A	N/A
Incentive fee on capital gains (o)	N/A	N/A	N/A	N/A	20.00%

Dealer Manager Related Revenues
Selling commissions	We receive selling commissions for the sale of shares in the Managed Programs, which are re-allowed to selected broker dealers.
Dealer manager fees	We receive a dealer manager fee for the sale of shares in the Managed Programs, a portion of which is re-allowed to selected broker dealers.
Distribution and shareholder servicing fees
We receive an annual distribution and shareholder servicing fee in connection with sales of shares of CPA®:18 – Global’s Class C common stock, CWI 2’s Class T common stock and CCIF 2016 T’s common stock, which may be re-allowed to selected broker dealers.

________

(a)	CCIF pays us a management fee. CCIF 2016 T and CCIF – I do not pay a separate management fee.

(b)
Available Cash means cash generated by operating partnership operations and investments, excluding cash from sales and refinancings, after the payment of debt service and other operating expenses, but before distributions to partners. Recorded in Equity in earnings of equity method investments in real estate and the Managed REITs in our consolidated financial statements.

(c)	Fees are subject to certain regulatory limitations and restrictions, as described in the applicable Managed REIT prospectus.

(d)	Special general partnership receives 10% of Available Cash; however, 20% of the Available Cash of CWI and 25% of the Available Cash of CWI 2 is paid to their respective third-party subadvisors.

(e)
Generally 0.50%; however, asset management fees may vary according to the type of asset as described in the prospectus of each Managed REIT. Under the terms of the respective advisory agreements of the Managed REITs, we may elect to receive cash or shares of CWI and CWI 2’s stock for asset management fees due, while the CPA REITs have an option to pay asset management fees in cash or shares upon our recommendation. Asset management fees are recorded in Asset management revenue in our consolidated financial statements.

(f)	20% of CWI’s 0.50% asset management fee is paid to an unrelated third-party subadvisor.

(g)	25% of CWI 2’s 0.55% asset management fee is paid to an unrelated third-party subadvisor.

(h)	Recorded in Structuring revenue in our consolidated financial statements.

(i)
Comprised of an initial acquisition fee (generally 2.50% of the total aggregate cost of net-leased properties) paid when the transaction is completed and a subordinated acquisition fee (generally 2.00% of the total aggregate cost of net-leased properties) paid in annual installments over three years, provided certain performance criterion are met. The acquisition fee for other properties is generally 1.75% of the total aggregate cost.

(j)
In connection with the acquisitions of multi-family and multi-tenant properties on behalf of CPA®:18 – Global, we entered into agreements with unrelated third-party advisors for the day-to-day management of the properties for a fee.

(k)
20% of CWI’s 2.50% acquisition fee is paid to an unrelated third-party subadvisor. Applied to the total investment cost and loans originated. A loan refinancing fee of up to 1.0% of the principal amount of a refinanced loan secured by property applies to loan refinancings that meet certain criteria, as described in the prospectus for CWI. 20% of the loan refinancing fee is paid to the subadvisor.

(l)
25% of CWI 2’s 2.50% acquisition fee is paid to an unrelated third-party subadvisor. Applied to the total investment cost and loans originated. A loan refinancing fee of up to 1.0% of the principal amount of a refinanced loan secured by property applies to loan refinancings that meet certain criteria, as described in the prospectus for CWI 2.25% of the loan refinancing fee is paid to the subadvisor.

(m)	Management fees are incurred at 2.00% on portion of assets below $1.0 billion; 1.875% on portion of assets between $1.0 billion and $2.0 billion; and 1.75% on portion of assets above $2.0 billion.

(n)
The incentive fee on income is paid quarterly if earned; it is computed as the sum of (i) 100% of quarterly pre-incentive fee net investment income in excess of 1.875% of average adjusted capital up to a limit of 2.344% of average adjusted capital and (ii) 20% of pre-incentive fee net investment income in excess of 2.344% of average adjusted capital.

(o)
The incentive fee on capital gains is paid annually if earned; it is equal to 20% of realized capital gains on a cumulative basis from inception, net of (i) all realized capital losses and unrealized depreciation on a cumulative basis from inception and (ii) the aggregate amount, if any, of previously paid incentive fees on capital gains.

Investing for the long runTM | 34

W. P. Carey Inc.
Investment Management – Third Quarter 2015

Investment Activity – Managed REITs
Dollars in thousands. Pro rata. For the nine months ended September 30, 2015.

Acquisitions – Net-Leased Properties						Gross Square Footage
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)
1Q15
CPA®:17 – Global	iHeartCommunications, Inc.	San Antonio, TX	$22,170	Jan-15	Office	120,147
CPA®:17 – Global	FM Polska s.p. z oo (2 properties) (a)	Mszczonów and Tomaszów Mazowiecki, Poland	63,849	Feb-15	Warehouse	1,277,184
CPA®:18 – Global	Rabobank (a) (b)	Eindhoven, Netherlands	91,134	Mar-15	Office	BTS
CPA®:18 – Global	Broadfold (Truffle) (a) (c)	Aberdeen, United Kingdom	7,552	Mar-15	Industrial	55,247
1Q15 Total			184,705			1,452,578

2Q15
CPA®:18 – Global	Republic Services, Inc. (c)	Freetown, MA	3,999	Apr-15	Industrial	66,000
CPA®:18 – Global	Intuit Inc. (c)	Plano, TX	35,455	Apr-15	Office	166,033
CPA®:18 – Global	Marriott Munich (a) (b)	Munich, Germany	81,565	May-15	Hotel	BTS
CPA®:18 – Global	Core-Mark International, Inc. (c)	Plymouth, MN	15,822	May-15	Industrial	208,931
CPA®:18 – Global (90%)	COOP Ost AS (a) (c)	Oslo, Norway	93,766	May-15	Retail	178,369
CPA®:18 – Global	First Secretary of State (a)	Cardiff, United Kingdom	12,517	Jun-15	Office	51,005
CPA®:17 – Global	Pilkington Automotive Poland (a) (b)	Chmielów, Poland	11,937	Jun-15	Industrial	BTS
CPA®:18 – Global	Melia Hotels International, S.A. (a) (b)	Hamburg, Germany	31,599	Jun-15	Hotel	BTS
CPA®:17 – Global	The Bon-Ton Stores, Inc. (6 properties)	Joliet, IL; Fargo, ND; and Ashwaubenon, Brookfield, Greendale and Wauwatosa, WI	87,445	Jun-15	Retail	1,002,731
2Q15 Total			374,105			1,673,069

3Q15
CPA®:17 – Global	FM Slovenska, s.r.o. (a)	Sered, Slovakia	22,385	Jul-15	Warehouse	407,859
CPA®:18 – Global	Acosta, Inc.	Jacksonville, FL	16,540	Jul-15	Office	88,062
CPA®:18 – Global	Dutch Governmental Real Estate Department, Dutch Chamber of Commerce, Bureau for Information on Labor and Income and the Information Bureau (a)	Utrecht, Netherlands	51,835	Jul-15	Office	154,990
CPA®:18 – Global	Exelon Generation	Warrenville, IL	34,615	Sep-15	Office	146,745
3Q15 Total			125,375			797,656
Year-to-Date Total Acquisitions – Net-Leased Properties			684,185			3,923,303

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W. P. Carey Inc.
Investment Management – Third Quarter 2015

Investment Activity – Managed REITs continued
Dollars in thousands. Pro rata. For the nine months ended September 30, 2015.

Acquisitions – Self-Storage
Portfolio(s)	Property Location(s)	Purchase Price (c)	Closing Date
1Q15
CPA®:18 – Global	Naples, FL	16,458	Jan-15
CPA®:18 – Global	Valrico, FL	9,746	Jan-15
CPA®:18 – Global	Tallahassee, FL	7,919	Feb-15
CPA®:18 – Global	Lady Lake, FL	6,357	Feb-15
CPA®:18 – Global	Sebastian, FL	3,168	Feb-15
CPA®:18 – Global	Panama City, FL	4,224	Mar-15
1Q15 Total		47,872

2Q15
CPA®:18 – Global (2 properties)	Stockbridge and Lilburn, GA	6,407	Apr-15
CPA®:18 – Global (7 properties)	Hesperia, Highland, Lancaster, Palms and Rialto, CA	38,375	Apr-15
CPA®:18 – Global	Louisville, KY	10,642	Apr-15
CPA®:18 – Global	Crystal Lake, IL	4,223	May-15
CPA®:18 – Global	Las Vegas, NV	10,340	May-15
CPA®:18 – Global	Vaughan, Canada (a) (b)	20,560	May-15
CPA®:18 – Global	Panama City Beach, FL	9,949	May-15
CPA®:18 – Global (2 properties)	Sarasota, FL	14,627	Jun-15
CPA®:18 – Global	St. Peters, MO	3,715	Jun-15
2Q15 Total		118,838

3Q15
CPA®:18 – Global	Leesburg, FL	3,892	Jul-15
CPA®:18 – Global	Palm Bay, FL	11,532	Jul-15
CPA®:18 – Global	Houston, TX	7,470	Aug-15
CPA®:18 – Global	Ithaca, NY	3,748	Sep-15
CPA®:18 – Global (2 properties)	Las Vegas, NV	7,609	Sep-15
CPA®:18 – Global	Hudson, FL	5,232	Sep-15
3Q15 Total		39,483
Year-to-Date Total Acquisitions – Self-Storage Properties		206,193

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W. P. Carey Inc.
Investment Management – Third Quarter 2015

Investment Activity – Managed REITs continued
Dollars in thousands. Pro rata. For the nine months ended September 30, 2015.

Acquisitions – Hotels
Portfolio(s)	Property Location(s)	Purchase Price (d)	Closing Date
1Q15
CWI	Minneapolis, MN	69,339	Feb-15
CWI	Pasadena, CA	157,959	Mar-15
1Q15 Total		227,298

2Q15
CWI	Atlanta, GA	60,787	Apr-15
CWI 2	Nashville, TN	69,696	May-15
CWI	Philadelphia, PA	76,611	May-15
CWI (47.3%); CWI 2 (19.3%)	Key Biscayne, FL	256,764	May-15
CWI	Fort Lauderdale, FL	86,376	Jun-15
2Q15 Total		550,234

3Q15 (N/A)

Year-to-Date Total Acquisitions – Hotels		777,532

Acquisitions – Multi-Family
Portfolio(s)	Property Location(s)	Purchase Price (d)	Closing Date
1Q15
CPA®:18 – Global	Durham, NC	34,707	Jan-15
CPA®:18 – Global	Fort Myers, FL	28,190	Jan-15
CPA®:18 – Global	Reading, United Kingdom (a)	45,637	Feb-15
1Q15 Total		108,534

2Q15
CPA®:18 – Global	San Antonio, TX	43,793	Jun-15
2Q15 Total		43,793

3Q15
CPA®:18 – Global	Fort Walton Beach, FL	26,360	Jul-15
3Q15 Total		26,360

Year-to-Date Total Acquisitions – Multi-Family Properties		178,687

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W. P. Carey Inc.
Investment Management – Third Quarter 2015

Investment Activity – Managed REITs continued
Dollars in thousands. Pro rata. For the nine months ended September 30, 2015.

Acquisitions – Other
Portfolio(s)	Security Type	Company	Purchase Price	Closing Date
1Q15
CPA®:17 – Global	Loan Receivable	1185 Broadway LLC (d)	30,303	Jan-15
CPA®:17 – Global	Loan Receivable	127 West 23rd Manager, LLC (d)	12,727	Feb-15
CPA®:17 – Global	Equity Securities	BPS Nevada, LLC	9,091	Feb-15
1Q15 Total			52,121

2Q15 (N/A)

3Q15 (N/A)

Year-to-Date Total Acquisitions – Other			52,121

Year-to-Date Total Acquisitions			$1,898,718

Dispositions
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	Closing Date
1Q15 (N/A)

2Q15 (N/A)

3Q15
CPA®:18 – Global (5 properties)	Crowne Group, LLC	Fraser and Warren, MI; Logansport and Madison, IN; and Marion, SC	35,675	Aug-15
Year-to-Date Total Dispositions			$35,675
________

(a)	Amount reflects the applicable exchange rate on the date of acquisition.

(b)	Acquisition includes a build-to-suit transaction. Purchase price represents total commitment for build-to-suit funding. Gross square footage cannot be determined at this time.

(c)	Acquisition was deemed to be a business combination and purchase price includes acquisition-related costs and fees, which were expensed.

(d)	Purchase price includes acquisition-related costs and fees, which were expensed.

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W. P. Carey Inc.

Appendix
Third Quarter 2015

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W. P. Carey Inc.
Appendix – Third Quarter 2015

Normalized Pro Rata Cash Net Operating Income (NOI)
In thousands. From real estate.

Three Months Ended Sep. 30, 2015
Consolidated Lease Revenues
Total lease revenues – as reported	$164,741
Less: Consolidated Non-Reimbursable Property Expenses
Non-reimbursable property expenses – as reported	5,633
159,108

Plus: NOI from Operating Properties
Hotels NOI	2,505
Self-storage properties NOI	85
2,590

161,698

Adjustments for Pro Rata Ownership of Real Estate Joint Ventures:
Add: Pro rata share of NOI from equity investments	4,702
Less: Pro rata share of NOI attributable to noncontrolling interests	(5,808)
(1,106)

160,592

Adjustments for Pro Rata Non-Cash Items:
Add: Above- and below-market rent intangible lease amortization	9,606
Less: Straight-line rent amortization	(3,081)
Add: Other non-cash items	(122)
6,403

Pro Rata Cash NOI (a)	166,995

Adjustment to normalize for intra-period acquisitions and dispositions (b)	1,350

Normalized Pro Rata Cash NOI (a)	$168,345
________

(a)
Pro rata cash NOI and normalized pro rata cash NOI are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures and for details on how pro rata cash NOI and normalized pro rata cash NOI are calculated.

(b)
For properties acquired during the three months ended September 30, 2015, the adjustment replaces our pro rata share of cash NOI for the partial period with an amount estimated to be equivalent to our pro rata share of cash NOI for the full period. For properties disposed of during the three months ended September 30, 2015, the adjustment eliminates our pro rata share of cash NOI for the period.

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W. P. Carey Inc.
Appendix – Third Quarter 2015

Reconciliation of Net Income to Adjusted EBITDA – Last Five Quarters
In thousands.

	Three Months Ended
	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sep. 30, 2014
Net income attributable to W. P. Carey	$21,745	$63,348	$36,116	$32,272	$27,337

Adjustments to Derive Consolidated EBITDA
Depreciation and amortization (a)	75,512	65,166	65,400	61,478	59,524
Interest expense (a)	49,683	47,693	47,949	44,799	46,588
Provision for income taxes (a)	3,361	15,010	1,980	6,172	945
EBITDA (b)	150,301	191,217	151,445	144,721	134,394

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items:
Impairment charges	19,438	591	2,683	16,776	4,225
Above- and below-market rent intangible and straight-line rent adjustments	8,940	10,150	10,813	10,350	12,642
Stock-based compensation expense	3,966	5,089	7,009	8,095	7,979
Unrealized (gains) losses on hedging activity (c)	(1,523)	(5,347)	7,425	1,293	4,806
	30,821	10,483	27,930	36,514	29,652
Adjustments for Non-Core Items (d)
Property acquisition expenses	4,130	1,870	6,321	3,060	609
(Gain) loss on extinguishment of debt	(2,305)	—	—	—	1,122
Gain on sale of real estate, net	(1,779)	(16)	(1,185)	(5,062)	(259)
Merger expenses (income)	630	27	(645)	37	9
Other (e) (f)	239	509	(382)	2,893	(272)
	915	2,390	4,109	928	1,209
Adjustments for Pro Rata Ownership
Real Estate Joint Ventures: (g)
Add: Pro rata share of adjustments for equity investments	1,866	2,478	2,001	4,369	1,487
Less: Pro rata share of adjustments for amounts attributable to noncontrolling interests	(4,960)	(4,838)	(4,012)	(4,550)	(6,354)
	(3,094)	(2,360)	(2,011)	(181)	(4,867)
Adjustments for Equity Investments in the Managed Programs (h)
Add: Distributions received from equity investments in the Managed Programs	1,909	1,754	1,580	1,447	1,298
Less: Loss (income) from equity investments in the Managed Programs	711	(572)	(115)	(333)	(241)
	2,620	1,182	1,465	1,114	1,057

Adjusted EBITDA (b)	$181,563	$202,912	$182,938	$183,096	$161,445
________

(a)	Includes amounts related to discontinued operations.

(b)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(c)	Comprised of gains and losses on derivatives and gains and losses on foreign currency hedges.

(d)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(e)
Other, net for the three months ended December 31, 2014 primarily consists of proceeds from a bankruptcy settlement claim with U.S. Aluminum of Canada, a former CPA®:16 – Global tenant that was acquired as part of the CPA®:16 merger on January 31, 2014, and under GAAP was accounted for in purchase accounting.

(f)
Effective prospectively on January 1, 2015, we no longer adjust for realized gains or losses on foreign exchange derivatives. Realized gains on derivatives were $0.8 million and $0.3 million for the three months ended December 31, 2014 and September 30, 2014, respectively.

(g)	Adjustments to include our pro rata share of depreciation and amortization, interest expense, provision for income taxes, non-cash items and non-core items from joint ventures.

(h)	Adjustments to include cash distributions received from the Managed Programs in place of our pro rata share of net income from our ownership in the Managed Programs.

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W. P. Carey Inc.
Appendix – Third Quarter 2015

Terms and Definitions

Non-GAAP Financial Disclosures
AFFO
FFO is a non-GAAP measure defined by NAREIT. NAREIT defines FFO as net income or loss (as computed in accordance with GAAP) excluding: depreciation and amortization expense from real estate assets, impairment charges on real estate, gains or losses from sales of depreciated real estate assets, and extraordinary items; however, FFO related to assets held for sale, sold, or otherwise transferred and included in the results of discontinued operations are included. These adjustments also incorporate the pro rata (described below) share of unconsolidated subsidiaries. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers. Although NAREIT has published this definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations.
We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries, and unrealized foreign currency exchange gains and losses. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude acquisition expenses and non-core expenses, such as merger and restructuring expenses. Merger expenses are related to the CPA®:16 merger. We also exclude realized gains/losses on foreign exchange derivatives, which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income as (i) they are not the primary drivers in our decision-making process and (ii) excluding these items provides investors with a view of our portfolio performance over time and make it more comparable to other REITs that are currently not engaged in acquisitions, mergers and restructurings, which are not part of our normal business operations. We use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies and determine executive compensation.
We believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP, as alternatives to cash from operating activities computed under GAAP, or as indicators of our ability to fund our cash needs.
Pro Rata Cash NOI
Cash net operating income, or cash NOI, is a non-GAAP financial measure that is intended to reflect the performance of our net leased and operating properties. We define cash NOI as cash rents from our leased and operating properties less non-reimbursable property expenses. Cash NOI excludes amortization of intangibles and straight-line rent adjustments that are included in GAAP lease revenues. We present cash NOI on a pro rata basis, referred to as pro rata cash NOI, to account for our share of income related to unconsolidated joint ventures and noncontrolling interests. We believe that pro rata cash NOI is a helpful measure that both investors and management can use to evaluate the financial performance of our leased and operating properties and it allows for comparison of our operating performance between periods and to other REITs. Pro rata cash NOI should not be considered as an alternative to net income as an indication of our financial performance or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present cash NOI and/or pro rata cash NOI, may not be directly comparable to the way other REITs present cash NOI.
Normalized Pro Rata Cash NOI
Normalized pro rata cash NOI is pro rata cash NOI as defined above adjusted primarily to exclude our pro rata share of cash NOI from properties disposed of during the most recent quarter and to include a full quarter’s pro rata cash NOI related to acquisitions purchased during the period. We believe this measure provides a helpful representation of our net operating income from our in-place leased and operating properties.

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W. P. Carey Inc.
Appendix – Third Quarter 2015

Adjusted EBITDA
We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments because (i) it removes the impact of our capital structure from our operating results and (ii) because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA, modified to include other adjustments to GAAP net income for certain non-cash charges, such as impairments, non-cash rent adjustments, and unrealized gains and losses from our hedging activity. Additionally, we exclude merger expenses related to the CPA®:16 merger, which are considered non-core, and gains and losses in real estate, which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA as they are not the primary drivers in our decision-making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash and non-core items, which may cause short-term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure to investors and analysts, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies.
Other Metrics
Pro Rata Metrics
This supplemental package contains certain metrics prepared under the pro rata consolidation method. We refer to these metrics as pro rata metrics. We have a number of investments, usually with our affiliates, in which our economic ownership is less than 100%. Under the full consolidation method, we report 100% of the assets, liabilities, revenues and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly-owned investments, we report our net investment and our net income or loss from that investment. Under the pro rata consolidation method, we present our proportionate share, based on our economic ownership of these jointly-owned investments, of the assets, liabilities, revenues and expenses of those investments.
ABR
ABR represents contractual minimum annualized base rent for our net-leased properties and reflects exchange rates as of the report date. ABR is not applicable to operating properties.

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